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                                                                    EXHIBIT 99.1

                                    CONSENT

     Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, each of the undersigned hereby consents to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement Form S-4 to which this consent is an exhibit and confirms his or her consent to serve in such capacity.

Dated July 14, 2000

                                          By:      /s/ MAX E. BOBBITT
                                            ------------------------------------
                                                       Max E. Bobbitt

                                          By:       /s/ GARY A. HECK
                                            ------------------------------------
                                                        Gary H. Heck

                                          By:     /s/ JAMES A. LOGSDON
                                            ------------------------------------
                                                      James A. Logsdon

                                          By:      /s/ AMY L. NEWMARK
                                            ------------------------------------
                                                       Amy L. Newmark

                                          By:      /s/ STEVEN A. ODOM
                                            ------------------------------------
                                                       Steven A. Odom

                                          By:     /s/ JULIET M. REISING
                                            ------------------------------------
                                                     Juliet M. Reising

                                          By:     /s/ JOSEPH R. WRIGHT
                                            ------------------------------------
                                                   Joseph R. Wright, Jr.